UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 28, 2008

AVI BioPharma, Inc.

(Exact name of Company as specified in its charter)

Oregon	001-14895	93-0797222
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

One S.W. Columbia, Suite 1105

Portland, OR 97258

(Address of principal executive offices)

(503) 227-0554

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

In connection with the prospectus supplement dated March 28, 2008, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act, AVI BioPharma, Inc. (the “Company”) is filing a copy of the opinion of Davis Wright Tremaine LLP relating to the legality of the issuance and sale of the shares in the offering. A copy of the opinion is attached hereto as Exhibit 5.1.

Item 9.01               Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are furnished herewith:

5.1           Opinion of Davis Wright Tremaine LLP.

23.1         Consent of Davis Wright Tremaine LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on March 28, 2008.

AVI BioPharma, Inc.

By:	/s/ Alan P. Timmins

Alan P. Timmins
President and Chief Operating Officer
(Principal Operating Officer)

Exhibit Index

Exhibit	Description

5.1	Opinion of Davis Wright Tremaine LLP.

23.1	Consent of Davis Wright Tremaine LLP (contained in Exhibit 5.1)